Exhibit 10.2
RATIFICATION AND CONFIRMATION OF GUARANTY
This RATIFICATION AND CONFIRMATION OF GUARANTY (this “Ratification”) is made as of the 30th day of March, 2007 by the undersigned for the benefit of TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Agent”), on behalf of itself and the other Lenders, and their Affiliates (Agent, other Lenders and their Affiliates, together with their successors and assigns, herein sometimes collectively called “Beneficiaries”).
Agent and Home Solutions of America, Inc., a Delaware corporation (the “Borrower”) and certain lenders entered into that certain Credit Agreement dated as of November 1, 2006 (as amended, modified, supplemented, and restated from time to time, the “Credit Agreement”).
The Borrower has requested and the Agent and Lenders have agreed to amend the Credit Agreement upon the terms and conditions contained in that certain First Amendment to Credit Agreement, dated as of the date hereof, by and among the Borrower, Agent and each of the Lenders that is a signatory thereto (individually, a “Lender” and collectively, the “Lenders”) (the “Amendment”).
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in Credit Agreement.
Each Guarantor (a) consents and agrees to the terms of the Amendment and all other Loan Documents executed in connection therewith, (b) affirms that nothing contained in the Amendment shall modify, limit or otherwise alter in any respect whatsoever its obligations under the Guaranty, and (c) agrees that the Guaranty remains in full force and effect, continues to be legal, valid, binding, and enforceable in accordance with its terms, and that such Guaranty continues to guarantee the repayment Guaranteed Obligations (as defined in the Guaranty).
This Ratification shall be governed by, and construed in accordance with, the laws of the State of Texas.
This Ratification may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Facsimile signatures shall be effective for all purposes regardless of whether Lender receives an originally executed copy of this Ratification.
[Remainder of the Page Intentionally Left Blank.]

EXECUTED as of the 30th day of March, 2007.

CORNERSTONE MARBLE & GRANITE, INC.

By:	/s/ Rick J. O’Brien

Rick J. O’Brien
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien

FIBER-SEAL SYSTEMS, L.P.

By:	FSS Holding Corp.,
its general partner

By:	/s/ Rick J. O’Brien

Rick J. O’Brien
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien

HOME SOLUTIONS RESTORATION OF LOUISIANA, INC.

By:	/s/ Gerald Avery

Gerald Avery
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien
Signature Page of Ratification and Confirmation of Guaranty

P.W. STEPHENS, INC.

By:	/s/ Scott Johnson

Scott Johnson
President and Chief Executive Officer

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC.

By:	/s/ Dale Mars

Dale Mars
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien

S.E. TOPS OF FLORIDA, INC.

By:	/s/ Dale Mars

Dale Mars
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien
Signature Page of Ratification and Confirmation of Guaranty

FSS HOLDING CORP.

By:	/s/ Rick J. O’Brien

Rick J. O’Brien
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien

SOUTHERN EXPOSURE HOLDINGS, INC.

By:	/s/ Dale Mars

Dale Mars
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien
FIRELINE RESTORATION, INC

By:	/s/ Brian Marshall

Brian Marshall
President

Address for Notices:
1500 Dragon Street, Suite B
Dallas, Texas 75207
Attn: Rick O’Brien
Signature Page of Ratification and Confirmation of Guaranty

ACKNOWLEDGED AND AGREED:
ADMINISTRATIVE AGENT:
TEXAS CAPITAL BANK, N.A.

By:	/s/ Ronald K. Baker
Ronald K. Baker
Executive Vice President
Signature Page of Ratification and Confirmation of Guaranty